SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

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                                    FORM 8-K

                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15(D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

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                          Date of Report: July 18, 2003

                          ELITE FLIGHT SOLUTIONS, INC.
               (Exact Name of Registrant as Specified in Charter)


          DELAWARE                    333-73286                 26-0003788
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(State or other jurisdiction         (Commission              (IRS Employer
      of incorporation)              File Number)          Identification No.)


5550 BEE RIDGE ROAD, SUITE E-3 SARASOTA, FLORIDA                    34233
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(Address of principal executive offices)                         (Zip code)

Registrant's telephone number, including area code:            (941) 343-9966
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ITEM 5.  OTHER EVENTS AND REQUIRED FD DISCLOSURE.

             Effective June 26, 2003, the Company filed a Certificate of Amendment to its Certificate of Incorporation changing its name from Carcorp USA Corporation to Elite Flight Solutions, Inc.


ITEM 8. CHANGE IN FISCAL YEAR.

             On June 30, 2003, the Registrant's Board of Directors approved changing the Registrant's fiscal year. The date of the new fiscal year end is June 30. The Registrant will file a Form 10-KSB covering the transition period.


                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                                   ELITE FLIGHT SOLUTIONS, INC.



Date:  July 18, 2003                               By:     /s/ Gregory Love
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                                                   Name:   Gregory Love
                                                   Its:    President

















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